D T E 2 0 2 1 Y E A R - E N D E A R N I N G S C O N F E R E N C E C A L L F E B R U A R Y 1 0 , 2 0 2 2 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially. Many factors impact forward-looking statements including, but not limited to, the following: risks related to the spin-off of DT Midstream, including that providing DT Midstream with transition services could adversely affect our business, and that the transaction may not achieve some or all of the anticipated benefits; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets and in prices of environmental attributes generated from renewable natural gas investments on DTE Vantage’s (formerly Power and Industrial Projects) operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, including climate change, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth goals; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Jerry Norcia – President and CEO Dave Ruud – Senior Vice President and CFO Barbara Tuckfield – Director Investor Relations

Focusing on our team, customers and communities while delivering for investors 4 Our Team Ensuring the health and safety of our employees Named to the Best and Brightest Companies to Work For in Metropolitan Detroit for 16 consecutive years Customers Addressing our customers’ most vital needs Ranked first by J.D. Power for both residential and business customer satisfaction at DTE Gas Communities Providing safe, reliable and cleaner energy Recognized as 2021 Corporation of the Year by the National Minority Supplier Development Council Investors Delivering premium shareholder returns Successful spin of DTM unlocked value for shareholders Exceeded original guidance midpoint for 13th consecutive year

Delivered strong financial results in 2021 and well-positioned for growth in 2022 and beyond 51. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ✓ Strong 2021 operating EPS1 exceeded high end of guidance ✓ Successful spin of DTM ✓ Raising 2022 operating EPS guidance range to $5.80 - $6.00; revised guidance midpoint of $5.90 per share provides 7% growth from 2021 original guidance midpoint ✓ Reaffirming 5% - 7% operating EPS growth through 2026 ✓ 7% dividend growth extended to 2022, consistent with high end of operating EPS growth target ✓ Utility 5-year capital investment is $1 billion higher than previous plan; over $40 billion investment plan over the 10-year period ✓ Strategic focus on decarbonization at DTE Vantage supporting a cleaner economy 7.2% 7.0% 7.0% 5.9% 5.6% 2.4% DTE Midwest pure-play peers Historical operating EPS growth highest among Midwest pure-play utility peers 2010 – 2020 operating EPS CAGR Operating EPS guidance provides 7% growth $5.13 $5.51 $5.84 2020 2021 2022 Original guidance midpoint Revised guidance midpoint $5.90

DTE Electric: transformational investments in generation and distribution provide customers cleaner, more reliable energy

Achieved operational successes in 2021

- Announced accelerated carbon reduction plan
  - Ceasing coal use at Belle River Power Plant and reducing carbon emissions by 50% by 2028, two years earlier than originally planned
- Expanded voluntary renewables program, one of the largest in the nation
- Began testing phase at Blue Water Energy Center

Focusing on the grid of the future and continued decarbonization efforts

- Filing updated IRP in October, one year earlier than planned
- Evaluating the opportunity to exit coal use at Monroe Power Plant earlier than 2040
- Investing in the grid of the future to ensure best-in-class performance

Maintaining affordability while modernizing the grid and improving reliability

- Filed first general rate case at DTE Electric in almost 3 years
- Implemented innovative regulatory strategies to keep base rates flat

DTE Electric investment plan
(billions)



$14
$2
$5
$7
$15
$3
$4
$8
Cleaner generation
Base infrastructure
Distribution infrastructure
2021 - 2025 prior plan
2022 - 2026 current plan

DTE

6

Building the grid of the future and clean energy transformation creates $35 billion of investment opportunity over the next 10 years 1. Examples include combined cycle plant with carbon capture and storage and hydrogen 2. Excludes underlying macroeconomic conditions including energy efficiency programs 7 ~$35 Robust investment opportunities for the grid of the future to improve reliability and provide additional capacity • Hardening the system with circuit rebuilds, new poles, cables and transformers • Rebuilding sub-transmission and substations for increased capacity and reliability • Technology and automation driving down outages and their duration Accelerating the cessation of coal use drives replacement investment • Renewable resources, short and long duration storage, demand response and dispatchable resources1 Preparing for increased pace of electric vehicle adoption that drives load growth and the need for additional grid reliability investment • General Motors recently announced a $7 billion investment that secures its commitment to accelerate an all-electric future − Includes a $4 billion investment in our service territory to convert GM’s Orion Township assembly plant to produce full-size electric pick-up trucks DTE Electric 10-year investment plan (billions) 0 2,000 4,000 6,000 2020 2025 2030 2035 2040 DTE Electric load from vehicle electrification2 (GWh)

DTE Gas: replacing aging infrastructure to reduce greenhouse gas emissions

Achieved operational successes in 2021

- Announced CleanVision Natural Gas Balance Program and reached 5,300 customers within the first year
- Finished first phase of major transmission renewal project in Northern Michigan

Focusing on continued infrastructure renewal efforts

- Completing second and third phases of major transmission renewal project in Northern Michigan
- Continuing main renewal program with target of 200 miles in 2022

Over $6 billion investment plan over the next 10 years

DTE Gas investment plan
(billions)



$3.0
$1.4
$1.6
$3.1+
$1.5
$1.6
Additional opportunity
Base infrastructure
Main renewal
2021 - 2025 prior plan
2022 - 2026 current plan

DTE
8

DTE Vantage: operating earnings1 derived from cleaner energy-related projects 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Renewables includes wood and landfill gas facilities and new carbon capture and storage projects 9 Renewable natural gas (RNG) • Commenced construction on new South Dakota RNG project, new Wisconsin RNG project and secured additional project in New York • Converting Michigan-based landfill gas project to RNG • One of the largest dairy RNG suppliers based on installed capacity • Strong market growth supported by the federal Renewable Fuel Standard and California’s Low Carbon Fuel Standard; future demand from additional states pursuing low carbon fuel standards Industrial energy services • Long-term contracted, utility-like projects • Uniquely positioned to capitalize on a growing preference for efficient energy with opportunity to implement power and steam cogeneration systems Exploring additional decarbonization opportunities • Well-positioned to develop future carbon capture and storage projects $1.0 - $1.5 billion capital investment 2022 - 2026 2022 revised guidance 2026E Industrial energy services Other RNG/renewables2 $90 - $95 $160 - $170 DTE Vantage operating earnings (millions)

2020 2021 Variance Primary drivers DTE Electric $813 $864 $51 Rate implementation and higher sales partially offset by higher O&M and rate base costs DTE Gas 196 214 18 Rate implementation partially offset by higher O&M and rate base costs DTE Vantage 150 176 26 Higher RNG earnings Energy Trading 39 52 13 Gas portfolio performance Corporate & Other (113) (145) (32) Interest and taxes DTE Energy $1,085 $1,161 $76 Operating EPS from continuing operations $5.61 $5.99 $0.38 Avg. Shares Outstanding 193 194 2021 operating earnings1 variance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 10 (millions, except EPS)

2022 original guidance 2022 revised guidance DTE Electric $915 - $929 $918 - $932 DTE Gas 227 - 237 232 - 238 DTE Vantage 85 - 95 90 - 95 Energy Trading 15 - 25 15 - 25 Corporate & Other (127) - (117) (120) - (115) DTE Energy $1,115 - $1,169 $1,135 - $1,175 Operating EPS1 from continuing operations $5.70 - $5.97 $5.80 - $6.00 Raising 2022 guidance midpoint to $5.90 per share; 7% growth from 2021 original guidance midpoint 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix (millions, except EPS) 11

Maintaining strong cash flow, balance sheet and credit profile


Planned equity issuances
2022 - 2024
(billions)
$1.3
Convertible equity units
$0.0 - $0.1
$0.0 - $0.1
2022
2023
2024
$1.3 - $1.5

$1 billion utility capital investment increase with minimal equity issuances in the 5-year plan

- Expect minimal equity issuances outside of convertible equity units
- Strong investment-grade credit rating
  - Targeting ~16% FFO[1] / Debt[2]
- Increased 2022 annualized dividend 7% to $3.54 per share
- Completed liability management plan following spin of the midstream business
  - Retired $2.6 billion of long-term debt with funds from DTM's debt issuance
  - NPV positive, immediately operating EPS[3] accretive and supports long-term growth

Credit ratings	S&P	Moody's	Fitch
DTE Energy (unsecured)	BBB	Baa2	BBB
DTE Electric (secured)	A	Aa3	A+
DTE Gas (secured)	A	A1	A

1. Funds from Operations (FFO) is calculated using operating earnings
2. Debt excludes a portion of DTE Gas' short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity
3. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

12

Delivered strong results in 2021; well-positioned for long-term growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ✓ Continued focus on our team, customers and communities ✓ Strong results across all business lines in 2021 ✓ Raising 2022 operating EPS1 guidance range; increased midpoint provides 7% growth from 2021 original guidance midpoint ✓ Robust investment plan focused on cleaner generation, reliability and infrastructure renewal ✓ Reaffirming 5% - 7% operating EPS growth through 2026 13

VISIT US: DTE INVESTOR RELATIONS 2021 ESG REPORT

15 Appendix

Weather impact on sales 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 16 2020 2021 % Change Actuals 961 1,028 7% Normal 875 875 0% Deviation from normal 10% 17% (millions) (per share) 4Q YTD 4Q YTD 2020 ($6) $21 ($0.03) $0.11 2021 $1 $32 $0.01 $0.17 Cooling degree days Operating earnings1 impact of weather Weather normal sales (GWh) 2020 2021 % Change Residential 16,077 16,122 0% Commercial 18,182 19,038 5% Industrial 9,716 10,066 4% Other 221 216 (2%) 44,196 45,442 3% DTE Electric 4Q 2020 4Q 2021 % Change 2020 2021 % Change Actuals 2,100 1,935 (8%) 6,082 5,845 (4%) Normal 2,205 2,191 (1%) 6,389 6,323 (1%) Deviation from normal (5%) (12%) (5%) (8%) (millions) (per share) 4Q YTD 4Q YTD 2020 ($7) ($19) ($0.04) ($0.10) 2021 ($12) ($23) ($0.06) ($0.12) Heating degree days Operating earnings impact of weather DTE Gas Note: As recommended by the MPSC in conjunction with the company’s previous IRP filing, beginning in 2021 DTE Electric moved from a 30-year weather strip to a 15-year rolling average weather strip to calculate normal weather patterns. 2020 numbers for DTE Electric have been restated to reflect the 15-year rolling average method. DTE Gas continues to use a 15-year rolling average method.

2021 Cash from operations1 $3.1 Capital expenditures (3.9) Free cash flow ($0.8) Dividends (0.8) Other (0.2) Net cash ($1.8) Debt financing Impacts to continuing operations Issuances $2.2 Redemptions (0.9) Impacts due to spin of DTM DTM distribution 3.0 Spin-related redemptions2 (3.0) Total debt financing $1.3 Change in cash on hand ($0.5) 2021 cash flow and capital expenditures 17 2021 DTE Electric Base infrastructure $867 New generation 870 Distribution infrastructure 1,275 $3,012 DTE Gas Base infrastructure $318 Main renewal 303 $621 Non-utility $221 Total $3,854 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs 2. Includes $0.4 billion of debt breakage fees

2022 guidance Cash from operations1 $2.6 Capital expenditures (3.7) Free cash flow ($1.1) Dividends (0.7) Other (0.1) Net cash ($1.9) Debt financing Issuances $3.5 Redemptions (2.9) Total debt financing $0.6 Equity financing2 $1.3 Total financing $1.9 2022 cash flow and capital expenditures guidance 18 2022 guidance DTE Electric Base infrastructure $1,170 New generation 210 Distribution infrastructure 1,305 $2,685 DTE Gas Base infrastructure $355 Main renewal 315 $670 Non-utility $300 - $400 Total $3,655 - $3,755 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs 2. Convertible equity units related to the 2019 midstream acquisition

Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry 19 • Transitioning towards net zero emissions at both utilities • Accelerating transition to cleaner generation • Protecting our natural resources Environment Social Governance • Focusing on the oversight of environmental sustainability, social and governance • Ensuring board diversity • Providing incentive plans tied to safety and customer satisfaction targets • Focusing on the diversity, safety, well-being and success of employees • Revitalizing neighborhoods and investing in communities • Leader in volunteerism Outperforming industry average in ESG metrics; AA score from MSCI and top quartile for Sustainalytics

Continuing to evaluate the cessation of coal use to further accelerate decarbonization plan 20 • Stakeholder engagement has started and will provide meaningful input into our detailed plan to ensure our goals of clean, reliable and affordable energy are achieved • Details of the plan and associated investments will be provided with the filing of the Clean Vision Plan (IRP) in October 2022 2021 204020302022 MonroeBelle River Trenton Channel St. Clair River Rouge 2028 Belle River Accelerating cessation of coal use from 2030 to 2028 Evaluating cessation of coal use earlier than 2040

2020 - 2021 reconciliation of reported to operating earnings (non-GAAP) and operating EPS (non-GAAP) 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations 21 Adjustments key on following slide (Earnings per share2) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Adjustments key A) Impairment of long-lived assets for the closure of a pulverized coal facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net B) Reversal of deferred revenue upon terminating a supply contract with a steel industry customer and settling all outstanding claims — recorded in Operating Revenues — Non-utility operations C) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility D) Adjustment to Income Tax Expense due to a tax law change in West Virginia E) One-time expenses resulting from the separation of DT Midstream other than direct transaction costs — recorded in Other (Income) and Deductions — Interest Expense and Income Tax Expense F) Premiums and other costs incurred to early retire long-term debt, using proceeds from DT Midstream's repayment of short-term borrowings and one-time special dividend — recorded in Other (Income) and Deductions — Loss on extinguishment of debt G) State tax benefit resulting from the remeasurement of deferred taxes following the separation of DT Midstream — recorded in Income Tax Expense H) Discontinued operations of DT Midstream, including transactions costs related to the separation and tax-related adjustments I) MPSC disallowance of capital expenses previously recorded in 2018 and 2019 related to incentive compensation — recorded in Operating Expenses — Asset (gains) losses and impairments, net J) Shift premiums and other incremental costs associated with the sequestration of employees critical to continued operations due to COVID-19 — recorded in Operating Expenses — Operating and maintenance K) Settlement charge relating to a non-regulated qualified pension plan — recorded in Other (Income) and Deductions — Non-operating retirement benefits, net L) Reduction to Income Tax Expense resulting from carrying back 2018 net operating losses to 2013 pursuant to CARES Act 2020 - 2021 reconciliation of reported to operating earnings (non-GAAP) and operating EPS (non-GAAP) 22

Reconciliation of reported to operating earnings (non-GAAP) 23 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.